UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 26, 2008
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification
incorporation)	File No.)	Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     IntercontinentalExchange, Inc. (“ICE”), a Delaware corporation, has entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), dated as of August 26, 2008, to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 3, 2008, by and among ICE, Columbia Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of ICE (“MergerCo”), Creditex Group Inc. (“Creditex), a Delaware corporation, and TA Associates, Inc. solely in the capacity as representative of the former Creditex stockholders following the effective time of the Merger (in such capacity, the “Stockholders’ Representative”).
     The Amendment makes certain clarifications and corrections to the Merger Agreement and is attached hereto as Exhibit 10.1.
Item 8.01. Other Events
     ICE issued a press release announcing that ICE, MergerCo and Creditex closed the merger between the parties on August 29, 2008. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Creditex as of December 31, 2007 and for the year ended December 31, 2007 and the unaudited interim condensed consolidated financial statements of Creditex as of June 30, 2008 and for the six months ended June 30, 2008 and June 30, 2007 are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to ICE’s acquisition of Creditex is filed as Exhibit 99.3 to this Form 8-K and are incorporated herein by reference.

(d)	Exhibits

Exhibit
Number	Description of Exhibit
10.1	Amendment to Agreement and Plan of Merger, dated as of August 26, 2008, to the Agreement and Plan of Merger, dated as of June 3, 2008, by and among ICE, MergerCo, Creditex and the Stockholders’ Representative.

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Creditex Group Inc.

99.1	Press Release Announcing the Closing of the Merger dated September 2, 2008.

99.2	Audited consolidated financial statements of Creditex Group Inc. as of and for the year ended December 31, 2007 and the unaudited interim condensed consolidated financial statements of Creditex Group Inc. as of June 30, 2008 and for the six months ended June 30, 2008 and June 30, 2007.

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2008, for the six months ended June 30, 2008 and for the year ended December 31, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Scott A. Hill
Scott A. Hill
Date: September 2, 2008	Senior Vice President and Chief Financial Officer

Exhibit
Number	Description of Exhibit
10.1	Amendment to Agreement and Plan of Merger, dated as of August 26, 2008, to the Agreement and Plan of Merger, dated as of June 3, 2008, by and among ICE, MergerCo, Creditex and the Stockholders’ Representative.

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Creditex Group Inc.

99.1	Press Release Announcing the Closing of the Merger dated September 2, 2008.

99.2	Audited consolidated financial statements of Creditex Group Inc. as of and for the year ended December 31, 2007 and the unaudited interim condensed consolidated financial statements of Creditex Group Inc. as of June 30, 2008 and for the six months ended June 30, 2008 and June 30, 2007.

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2008, for the six months ended June 30, 2008 and for the year ended December 31, 2007.